UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 Second Avenue, Suite 3320
Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2020

Date of reporting period: January 1, 2020 - June 30, 2020

Kavilco Incorporated

Report to Shareholders And Notice of Annual Meeting

2021

June 31, 2021 (unaudited financial statements)

ITEM 1.	HIGHLIGHTS FROM THE 2020 REPORT TO SHAREHOLDERS

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that only letters from the CEO and CFO, shareholder meetings announcements, portfolio, and financial issues from Kavilco's report to shareholders are attached to the N-CSRS. Not included are general photos, general articles, and an In listing of deceased original shareholders.

48th Annual Meeting of Shareholders

The 48th Annual Meeting of Shareholders is scheduled for Saturday November 13, 2021, at The Landing in Ketchikan, Alaska. Registration will take place from 11:00am to Noon in the Sunny Point conference room. The Shareholder meeting will be from 1:00pm to 3:00pm. The primary items of business are the approval of the Corporation's independent public accountants and the election of directors.

Directors who are up for re-election this year are Louis L. Jones, Sr., President, Kenneth Gordon, Director, Frederick O. Olsen, Jr., Director. The board recommends reelection of all three members.

“Your Ballot and Proxy Statement will be mailed in October of this year.” If you are not able to attend the Annual Meeting in Ketchikan it is very important that you MAIL YOUR BALLOT IN, we ask that you vote “discretionary” on management's ballot.

We urge you to come to the Annual Meeting of Shareholder. Attendance at the shareholder meetings helps to maintain good communication and understanding.

The Annual Shareholder Fundraiser

The Kasaan Haida Heritage Foundation will be holding their auction at the Annual Shareholder Dinner again this year. If you have any items to donate, or would like to volunteer to help out at the auction, please contact Jeane Breinig at jeane@gci.net.

Greetings To Our Shareholders From Your President

Over the last seven years I returned to Kasaan in the Spring of each year to find winter weather damage. This year was an exception because in March 2019 I high-tailed it out of Washington State to get as far away from Covid-19 as possible and I haven’t left since. This means that I was here to monitor Kavilco properties and get done what I could, weather permitting of course. It is not hard to find something to do around here; there was more work this year because outdoor projects in 2020 were not possible due to the weather. Weather dictates when we can work and when we cannot, the day of the week and the time of day matters little. You do the work when you can.

In the last couple of years, the time had come to replace the roof tile we used on the wood walkway around the Kavilco Doublewide trailer to keep from slipping when wet. After the old tile is pulled up, the deck needs to be power washed then allowed to dry a few days before being sealed. Next comes the roof tile that is rolled out and allowed to set a couple of days to “flatten out” Hot sunny days are a must. We get a couple of those from time to time. Finally, the roof tile is nailed in place.

This is a photo of the Brown Bear totem after restoration; work was done by Master Carver Stormy Hamar, his next project is a replica of the original Killer Whale memorial pole seen on the right.

The original whale was transported from Old Kasaan to New Kasaan but by the time Civilian Conservation Corps (CCC) and came about in 1938 the original pole had deteriorated beyond the point of practical restoration and had to be replaced. As a child I remember sitting on the Killer Whale holding the dorsal fin that was fitted on to the pole. I have come to learn that the dorsal fin I had seen was later stolen and itself was a replacement from the original that was also stolen.

When a project such as this is selected for replication, many things need to be worked out, first is a contract with the artist that is selected, then comes the details of the project. The KHHF (Kasaan Haida Heritage Foundation) and Stormy have working on these details for a year or more.

One of the first details had to do with paint; paint or no paint? The first reaction was a no brainer, copy the paint found on the existing Killer Whale, but not so fast, the paint used in 1938 was made up of mostly linseed oil, lead, and pigments that are no longer available. The latex and acrylic based paints available now need to be touched up from time to time and this creates layers of paint that, over time, will “chip”. The paint used on the Bear was acrylic as was suggested by Andrew Todd, an expert in totem restoration who lives in BC Canada.

Since working on the bear Stormy has done more research and found a high-quality linseed oil-based paint made in Sweden which is similar to the paint used in the CCC days, but of course it does not have lead in it. He does have a recommendation option of mixing zinc (which is antimicrobial) into the paint, which helps keep the paint looking good. The last thing to be done with the Killer Whale replica is painting so this gives Stormy time to continue his research. Looking forward to the day when the the Bear and Killer Whale will again be standing tall.

Your Kavilco board has been doing more research into carbon credits. Carbon markets are paying pine growers not to cut their trees. In the past, carbon markets were a California market and were requiring we tie up our trees in 100-year contracts. This multigenerational commitment wasn’t feasible for Kavilco. Now, however, SilviaTerra has come out in favor of “annual agreements”. SilviaTerra acts as a broker for business to offset emissions by paying owners not to cut pine trees (carbon credits.) Contracts are for one year for merchantable timber. After speaking with SilviaTerra, they indicated that they will be working with Alaska timber near the end of 2022. There may be an opportunity here for Kavilco after all.

Sincerely,

/s/ Louis L. Jones, Sr.

Louis L. Jones, Sr., President

Greetings To Our Shareholders From Your CFO

June’s inflation index jumped 5.4% from a year ago, the highest since August 2008. This increase can be attributed to the rise in prices for oil and gas, lumber, and other construction materials. In fact, a key inflation gauge used by the Federal Reserve policymakers – the personal consumption expenditures price index—recently rose at its fastest rate in nearly three decades.

One of the most influential economists of modern times, Milton Friedman, dictum: “inflation is always and everywhere a monetary phenomenon.” The Fed contends the most recent upticks in inflation are anomalous and “transitory”. In my opinion, the Fed is wrong. The inflation upticks aren’t temporary and were predictable, driven by an extraordinary explosion in money supply. Since March 2020, the money supply (financial types refer to this as M2) has been growing at an average rate of 23.9% -- the fastest since World War II. The increase in M2 can be attributed to debt and its grown 32 times more than in 2008, during the great financial crisis. And most of that increase has happened since last year.

Inflation rate has been subject to minor adjustments to reduce the rate over the past thirty years. The reason for the adjustments is political and impact Social Security payments. As previously discussed, the inflation index jumped 5.4%. John Williams at shadowstats.com (a service we subscribe to), who calculates inflation the way it used to be calculated before all the adjustment were implemented, says inflation is currently running at 13%.

To further complicate the inflationary scenario, there’s a subtle change taking place and it’s going to be interesting to see how this unfolds in the months ahead. It basically boils down to recession, disinflation, or stagflation and whatever the outcome, it’s going to affect the markets in a big way. These pressures have been building since last year and they’re now all coming together. As a result, the debate is on … which one will it be?

To complicate the economic issues, the economy is showing signs of slowing that in large part is due to the resurgence in covid cases worldwide. Stagflation happens when growth is slow, combined with inflation. This could be instore for the economy for the second half of this year.

The portfolio has come roaring back from the low point in various stock market indexes because of the pandemic. In June 2020 the portfolio had a net change in unrealized depreciation of $6,611,634. As of the June 2021, the loss has reversed and now there is a net change in unrealized appreciation of $4,300,135 (only realized gain is distributed to the shareholders). Although there has been a remarkable change in value of $10,911,769, we are still having a difficult time trying to offset the decline in dividend income due to reductions and elimination of dividends by several of our equity investments. Again, this is primarily due to the pandemic, and as the economy and corporate earnings improve so will the dividend income Kavilco receives.

Kavilco had a loss due to a bankruptcy. Diamond Offshore Drilling was purchased in 2012, and, at the time, had adequate cash to cover their dividend and a strong balance sheet. However, as oil prices started drifting lower, they were unable to service their debt and had to file for bankruptcy, which is the primary reason there is a $106,290 loss in the statement of operations. The loss will be offset with future sales.

The biggest challenge going forward is how does the board structure the portfolio to offset the potentially damaging effects of inflation? Historically, during inflationary periods property and financial institutions seem to weather the storm better than other sectors. 27.4% of the portfolio is invested in the financial sector. An additional hedge against inflation is a minimal investment in precious metals that will be expanded as inflation ramps up.

The approval and review by the board of the portfolio strategies has resulted in the $4,300,135 net change in unrealized appreciation on investments since December 31, 2020. The gain could evaporate instantaneously if the Fed is forced to increase interest rates if, as I perceive, inflation becomes an issue. The shareholders are very fortunate to have such an attentive board to economic conditions that require changes to our investment strategy. I am also very fortunate to have such a board to assist me in the portfolio management.

 Sincerely,

/s/ Scott Burns

Scott Burns, Chief Financial Officer

Financial Statements (Unaudited) June 30, 2021

The unaudited financial statements for the six months ending June 31, 2021 are included in this report.

The audited financial statements dated December 31, 2020, were sent to shareholders on February 2021 and will not be duplicated here. A copy of the audited financial statements can be mailed to shareholders within three working days by contacting Kavilco’s Corporate Secretary at 800.786.9574 or 206.624.6166.

STATEMENT OF ASSETS AND LIABILITIES

KAVILCO INCORPROATED
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2016
(Unaudited)
ASSETS
Investments in securities, at fair value (cost $33,703,466)	$ 38,275,995
Real estate, at fair value (cost $1,054,089)	6,292,000
Cash and cash equivalents	81,999
Premises and equipment, net	6,029
Prepaid expenses and other assets	53,655
Total assets	$ 44,709,678
LIABILITIES
Accounts payable and accrued expenses	$ 22,045
Dividends payable	129,637
Other Liabilities	10,882
Total liabilities	162,564
NET ASSETS	$ 44,547,114
Net assets consist of:
Distributable earnings	$ 10,033,207
Net contributed capital	34,513,907
Total net assets	$ 44,547,114
Net asset value per share of Class A and Class B common
stock ($44,547,114 divided by 12,000 shares outstanding)	$ 3,712

KAVILCO INCORPROATED
SCHEDULE OF INVESTMENTS
June 30, 2021
	Principal Amount or Shares	Fair Value
INVESTMENTS IN SECURITIES
U.S. Corporate Bonds - 0.0%
			`
	-	$ -
Master Limited Partnerships - 0.0%
		-
Total Master Limited Partnerships		-
Telecommunication Services - 0.0%
		-
Total Telecommunications Services		-

Total U.S. Corporate Bonds (Cost $0)		-

U.S. Common Stock 84.0%
American Depository Receipts - 2.7%
Eaton Corp, PLC	1,400	$ 207,452
Enbridge Inc.	11,193	448,168
Invesco Limited	6,300	168,399
Obsidian Energy, Ltd.	485	1,659
Royal Carribean Cruise	290	24,731
Royal Dutch Shell, PLC	4,300	166,969
Schlumberger, Ltd.	1,200	38,412
TC Energy Corp.	1,610	79,727
Wheaton Precious Metals Corp.	1,280	56,410
Total American Depository Receipts		1,191,927

Consumer Discretionary - 1.2%
Genuine Parts Co.	3,700	467,939
Ryman Hospitality Properties, Inc.	600	47,376
Total Consumer Discretionary		515,315

Consumer Staples - 1.4%
Coca Cola Company	3,500	189,385
The Kraft Heinz Company	6,150	250,797
Walgreens Boots Alliance, Inc.	3,850	202,549
		642,731
Energy - 2.9%
Chevron Corp.	1,800	188,532
Exxon Mobil Corp.	5,000	315,400
Kinder Morgan, Inc.	19,919	363,124
Phillips 66	500	42,910
Plains GP Holdings LP	1,400	16,716
Valero Energy Corp.	1,170	91,354
Williams Companies, Inc.	10,164	269,854
Total Energy		1,287,890

Financials 27.8%
AvalonBay Communities, Inc.	2,350	490,422
Blackstone Group, Inc.	11,800	1,146,252
Citigroup, Inc.	1,040	73,580
Digital Realty Trust Inc.	330	49,652
Diversified Healthcare Trust	10,400	43,472
EPR Properties	2,575	135,651
Equity Residential Properties Trust	3,000	231,000
Franklin Resources, Inc.	4,300	137,557
Healthcare Realty Trust, Inc.	5,425	163,835
HCP, Inc.	7,700	256,333
Highwoods Properties, Inc.	1,300	58,721
Hospitality Properties Trust	13,400	168,840
Iron Mountain, Inc.	9,600	406,272
Kimco Realty Corp.	8,400	175,140
Lamar Advertising Company	6,400	668,288
LTC Properties, Inc.	10,910	418,835
Macerich Company	1,577	28,780
Mack Cali Realty Corp.	5,600	96,040
National Retail Properties, Inc.	1,470	68,914
Omega Healthcare Investors, Inc.	6,481	235,196
Prologis, Inc.	10,827	1,294,151
Prudential Financial, Inc.	2,260	231,582
Public Storage, Inc.	1,000	300,690
Realty Income Corp.	13,055	871,291
Redwood Trust, Inc.	2,600	31,382
RMR Group, Inc.	274	10,587
Sabra Health Care REIT, Inc.	2,970	54,054
Simon Property Group, Inc.	1,240	161,795
Spirit Realty Capital, Inc.	3,200	153,088
Stag Industrial Inc.	15,410	576,796
T Rowe Price Group, Inc.	5,300	1,049,241
Tanger Factory Outlet Center	10,800	203,580
Truist Financial Corp.	1,480	82,140
Ventas, Inc.	13,200	753,720
Vornado Realty Trust	3,290	153,544
Washington REIT	9,450	217,350
Wells Fargo & Co.	9,540	432,067
Welltower, Inc.	8,810	732,111
Weyerhaeuser Co.	1,900	65,398
Total Financials		12,427,347

Health Care - 3.1%
Abbvie, Inc.	2,220	250,061
Amgen, Inc.	1,880	458,250
Bristol Myers Squibb	6,900	461,058
Five Star Senior Living, Inc.	704	4,055
Pfizer, Inc.	5,000	195,800
Viatris, Inc.	620	8,860
Total Health Care		1,378,084

Industrials - 2.4%
Alaska Air Group Inc.	360	21,712
Delta Air Lines Inc.	520	22,495
General Electric Co.	24,550	330,443
Pitney Bowes, Inc.	3,000	26,310
United Parcel Service	2,170	451,295
Wabtec Corp.	131	10,781
3M Company	1,040	206,575
Total Industrials		1,069,611

Information Technology - 3.9%
Cisco Systems, Inc.	4,300	227,900
International Business Machines (IBM) Corp.	2,370	347,418
Paychex, Inc.	9,925	1,064,953
Paypal Holdings, Inc.	200	58,296
Square Inc.	220	53,636
Total Information Technology		1,752,203

Master Limited Partnerships - 3.2%
Alliance Bernstein Holdings LP	1,700	79,152
CVR Partners LP	476	29,479
Energy Transfer Partners LP	15,960	169,655
Enterprise Products Partners LP	20,400	492,252
Magellan Midstream Partners LP	7,600	371,716
MPLX LP	2,180	64,550
Nustar Energy LP	4,100	74,005
Plains All American Pipeline LP	3,914	44,463
Suburban Propane Partners LP	3,200	49,088
Targa Resources Corp.	1,160	51,562
Total Master Limited Partnerships		1,425,922

Materials - 0.5%
Dow Inc.	1,525	96,502
International Paper Co	1,900	116,489
Total Materials		212,991

Mutual Funds - 2.5%
Blackrock Global Floating Rate Income Fund	3,179	40,882
John Hancock Preferred Income Fund	3,284	70,934
iShares Investment Grade Corp. Bonds	640	85,990
iShares US Preferred ETF	2,516	98,967
iShares 1-3 Year Treasury Bond	7,200	620,352
iShares Gold Trust	1,485	50,059
iShares Silver Trust	1,500	37,299
SPDR Barclays High Yield Bond ETF	866	95,225
Total Mutual Funds		1,099,708

Telecommunication Services - 5.4%
AT & T, Inc.	29,570	851,025
Consolidated Communications	9,600	84,384
Lumen Technologies, Inc.	6,900	93,771
Verizon Communications	24,540	1,374,976
Total Telecommunication Services		2,404,156

Utilities - 27.0%
Alliant Energy Corp.	14,900	830,824
American Electric Power, Inc.	8,240	697,022
Centerpoint Energy, Inc.	19,800	485,496
Consolidated Edison, Inc.	8,100	580,932
Dominion Energy, Inc.	11,500	846,055
Duke Energy Corp.	9,695	957,090
Entergy Corp.	4,170	415,749
Evergy, Inc.	820	49,553
Eversource Energy	10,481	840,996
Exelon Corp.	6,500	288,015
Firstenergy Corp.	9,075	337,681
NextEra Energy, Inc.	12,680	929,190
OGE Energy Corp.	11,900	400,435
Oneok, Inc.	1,600	89,024
PPL Corporation	15,545	434,794
Public Service Enterprise Group, Inc.	12,000	716,880
Sempra Energy Corp.	1,740	230,515
Southern Company	14,730	891,312
UGI Corp.	4,611	213,535
WEC Energy Group, Inc.	10,840	964,218
Xcel Energy, Inc.	12,770	841,288
Total Utilities		12,040,604
Total U.S. Common Stock (Cost $32,875,960)		37,448,489
Cash Equivalents - 1.9%
Total Cash Equivalents (Cost $827,506)		827,506
Other Net Assets - 14.1%
Total Other Net Assets (Cost $1,033,208)		6,271,119
TOTAL NET ASSETS (Cost $34,736,674)		$ 44,547,114

STATEMENT OF OPERATIONS
Investment Income
Dividends	$ 612,108
Total investment income	612,108
Expenses
Salaries and benefits	187,640
Directors' compensation and expenses	72,002
Insurance	44,861
Office and equipment leases	34,927
Professional fees	34,817
General and administrative	33,528
Custodian	6,163
Total expenses	413,938
Net investment income	198,170
Realized Loss and Unrealized Gain on Investments
Net realized loss on investments	(106,290)
Net change in unrealized appreciation on investments	4,300,135
Total realized loss and unrealized gain on investments	4,193,845
Net operating income	4,392,015
Other Income and Expense, net	99,540
Net increase in net assets resulting from operations	$ 4,491,555

STATEMENT OF CHANGES IN NET ASSETS
	June 30, 2021	June 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$ 198,170	$ 220,775
Net realized (loss) gain on investments	(106,290)	2,134
Net change in unrealized appreciation (depreciation) on investments	4,300,135	(6,611,534)
Other income and expense, net	99,540	124,140

Net increase (decrease) in net assets resulting from operations	4,491,555	(6,264,485)
Dividends and Distributions to Shareholders	(204,000)	(216,000)
Total increase (decrease) in net assets	4,287,555	(6,480,485)
Net Assets
Beginning of year	40,259,559	44,116,424
Six months ending June 30, 2021 and 2020 (includes undistributed
ordinary income of $222,767 and $379,779, respectively)	$ 44,547,114	$ 37,635,939

KAVILCO INCORPROATED
FINANCIAL HIGHLIGHTS
For the Six Months Ended June 30, 2021 and 2020 and the Years Ended December 31, 2020 to 2016
(Unaudited)
Per share operating performance (for a share of Class A and Class B capital stock outstanding):
	Six Months Ended		Years Ended
	June 30, 2021	June 30, 2020	2020	2019	2018	2017	2016
Net asset value, beginning of year	$ 3,355	$ 3,676	$ 3,676	$ 3,230	$ 3,406	$ 3,408	$ 3,096
Income from investment and real estate
Net investment income	17	19	42	48	53	56	68
Net realized and unrealized appreciation (depreciation)
on investments and real estate	349	(551)	(294)	484	(165)	32	335
Net other income	8	10	19	27	17	10	14
Net increase (decrease) in net assets resulting from operations	374	(522)	(233)	559	(95)	98	417
Less dividends and distributions	(17)	(18)	(88)	(113)	(81)	(100)	(105)
Net asset value, end of year	$ 3,712	$ 3,136	$ 3,355	$ 3,676	$ 3,230	$ 3,406	$ 3,408
Total return	10.08%	(16.65)%	(6.94)%	15.21%	(2.94)%	2.88%	12.24%
Supplemental Data:
Net assets, end of period (in thousands)	$ 44,547	$ 37,636	$40,260	$44,116	$38,763	$40,872	$40,900
Ratio to average net assets
Expenses	0.98%	1.07%	2.02%	2.22%	2.22%	2.08%	2.08%
Net investment income	0.47%	0.54%	1.20%	1.38%	1.59%	1.63%	2.10%
Portfolio turnover rate	0.32%	0.56%	4.08%	10.50%	11.81%	29.18%	15.39%

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

Kavilco Incorporated ("the Company") is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act ("ANCSA") of 1971. Under ANCSA, the Native claims to land in Alaska were settled in exchange for part of the state's land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. The Company was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Company began to operate as a self-managed, closed end management investment company, as defined by the Investment Company Act of 1940 ("the Act"). The Company is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend, distribution policies, operations, and reporting requirements. The Company's investment decisions focus primarily on large-cap dividend equity investments and fixed income investments, are made by management under the direction of the Board of Directors.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on deposit with banks. The Company considers all highly liquid instruments with a maturity of three months or less to be cash equivalents. The Company has cash balances in excess of federally insured limits.

Valuation of Investments

All investments are recorded at estimated fair value, as described in Note 3.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the last in, first out (“LIFO”) method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date. Unrealized gains and losses are included in the statement of operations.

Federal Income Taxes

The Company files income tax returns in the U.S. federal jurisdiction and Alaska State.

The Company's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute at least 90% of its net investment taxable income to its shareholders. Generally, no federal income tax provision is required for the Company.

The Company records a liability, if any, for unrecognized tax benefits resulting from uncertain income tax positions taken or expected to be taken in an income tax return. No liability has been recorded for uncertain tax positions or related interest or penalties as of June 30, 2021.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States.

Directors' Compensation and Expenses

Each member of the Board of Directors receives compensation for each board meeting attended during the year, in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to Board meetings. In addition to meeting related expenses, the Company pays for the medical insurance and out of pocket expenses of certain directors.

Note 3. Fair Value Measurements

Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement determined based on assumptions that market participants would use in pricing an asset or liability. There are three levels that prioritize the inputs used in measuring fair value as follows:

•	Level 1: Observable market inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities;
•	Level 2: Observable market inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and
•	Level 3: Unobservable inputs where there is little or no market data, which require the reporting entity to develop its own assumptions.

An asset's or liability's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The following is a description of the valuation methodologies used for assets measured at fair value, including a general description of the asset.

Money Market Funds

Fair value of money market funds is determined using quoted market prices and are categorized in Level 1 of the fair value hierarchy.

Equity Securities (Common Stock)

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Real Estate

Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Fair value of real estate is determined by management based on a Certified Forester's opinion as to the current value and status of the land, along with other factors. Other relevant factors include the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process. Real estate is included in Level 3 of the fair value hierarchy.

The following table presents information about the Company's investments in securities and real estate measured at fair value as of June 30, 2021:

	Level 1	Level 2	Level 3	Balance
Investments in Securities
U.S. Common Stock	$ 37,448,489			$ 37,448,489
Money Market Fund	827,506			827,506
	$ 38,275,995	$ -	$ -	$ 38,275,995
Real Estate	$ -	$ -	$ 6,292,000	$ 6,292,000
$ -

At June 30, 2021, there were no realized gain (loss), cost or purchases, proceeds from sales, or transfers in or out of Level 3 at the end of the reporting period.

Note 4. Real Estate

At June 30, 2021, the Company owns fee title to the surface estate of 22,946 acres of real estate located in southeast Alaska.

As of June 30, 2021, there is no commercially viable timber on the real estate and the Company has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

The financial statements include real estate valued at $6,292,000 in 2020, the value of which was determined by an independent appraisal. There was no change in value of the real estate at June 30, 2021 from December 31, 2020.

Note 5. Trading Risk

In the normal course of business, the Company enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Company's exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Company's portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of the counterparty to perform according to the terms of a contract. The Company's exposure to credit risk associated with counterparty nonperformance includes cash deposits that may exceed applicable insurance limits. The Company seeks to control such credit risk by maintaining deposits with only high-quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counterparty exposure due to the requirements of the individual exchanges.

Catastrophe – Force Majeure Risk

The occurrence of catastrophic events (such as hurricanes, earthquakes, pandemics, such as COVID-19, acts of terrorism and other catastrophes) could adversely affect the values recorded in the Company's financial statements.

Note 6. Investment Transactions

Purchases of investment securities (common stock and publicly traded partnerships) aggregated

$1,032,360 for the six-month period ended June 30, 2021, and sales and maturities of investment securities (consisting of common stock) aggregated $112,949 for the six month period ended June 30, 2021.

The U.S. federal income tax basis of the Company's investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U.S. federal income tax purposes is $8,236,780 and $3,664,251, respectively, as of June 30, 2021.

Note 7. Premises and Equipment

The following is a summary of premises and equipment at June 30, 2021:

Building	$ 170,601
Furniture, fixtures, and equipment	92,363
262,964
Less accumulated depreciation	(256,935)
$ 6,029

All assets are recorded at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets, which range from 5 to 15 years. Depreciation expense was $3,920 for the six months ended June 30, 2021.

Note 8. Lease Obligation

The Company leases office space under a non-cancelable operating lease agreement, which terminates September 30, 2021. Pursuant to the lease agreement, the Company paid a lease deposit of $3,528 which will be credited to the last month's rent. The right of use asset amounting to $13,645 at June 30, 2021, is included in prepaid expenses and other assets, and the lease liability amounting to $10,882 at June 30, 2021, is included in other liabilities. Future minimum lease commitments under this non-cancelable operating lease are $10,929.

Rent expense for the six months ended June 30, 2021, was $19,865.

Note 9. Net Assets

Upon organization of the Company, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Company pursuant to ANCSA. The Company utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock or are gifted stock.

The Company's capital structure is as follows:

•	Common stock:
-	Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 10,940.42 shares
-	Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 1,059.58 shares

Note 10. Dividends and Distributions to Shareholders

On March 21, 2021, a distribution of $17.00 per share was declared. The dividend was paid on March 24, 2021, to shareholders of record on March 15, 2021.

The tax character of dividends and distributions paid during the six months ended June 30, 2021, and the years ended December 31, 2020 and 2019 were as follows:

	June 30, 2021	2020	2019
Dividends and distributions paid from:
Ordinary income	$ 192,065	$ 935,882	$ 995,185
Long-term capital gain	11,935	120,118	360,816
	$ 204,000	$ 1,056,000	$ 1,356,001

As of June 30, 2021, and the years ended December 31, 2020, and 2019, the components of distributable earnings on a tax basis were as follows:

	June 30, 2021	2020	2019
Undistributed ordinary income	$ 222,767	$ 235,347	$ 248,730
Net unrealized appreciation on:
Investments	4,572,529	272,394	4,119,607
Real estate	5,237,911	5,237,911	5,237,911
	$ 10,033,207	$ 5,745,652	$ 9,606,248

Note 11. Schedule of Investments

Investments are categorized by type, country, and industry. The industry category represents management's belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the fair value of each category by net assets.

Note 12. Pension Plan

Employees of the Company are covered by a defined contribution pension plan. The Company contributes 20% of each participant's compensation to the plan. The Company's contributions during the six months ended June 30, 2021, totaled $23,344.

Note 13. Other Income and Expense

The Company earned income of $91,080 for the six months ended June 30, 2021, as a result of ANCSA Section 7(i), which requires regional corporations to distribute 70% of any net revenues derived from timber resources and the subsurface estate to other regional corporations, which then redistribute under Section 7(j) 50% of such amounts to the village corporations and at large shareholders.

Other income also includes $8,460 of lease and rental income for the six months ended June 30, 2021.

Officers and Directors

Louis Jones, Sr., President

Marie Miller, Vice President

Laird A. Jones, Secretary

Scott Burns, Chief Financial Officer

Jeane Breinig, Director

Kenneth Gordon, Director

Eleanor Hadden, Director

Ramona Hamar, Director

Frederick O. Olsen, Jr., Director

Melanie Young, Director

Distributions to Shareholders
1980 INITIAL DISTRIBUTION	$3,000,000
1981 Debenture	1,200,000
1981 Alaska Native Fund	283,282
1982 Debenture	1,200,000
1983 Alaska Native Fund	69,940
1983 Debenture	1,200,000
1984 Debenture	1,200,000
1984 Dividend	120,000
1985 Debenture	1,200,000
1986 Dividend	120,000
1986 Debenture	1,200,000
1987 Debenture	1,200,000
1987 Property Dividend	236,066
1987 Dividend	120,000
1988 Debenture	1,200,000
1989 Debenture	1,200,000
1989 Dividend	240,000
1990 Debenture	1,200,000
1990 Dividend	600,000
1991 Dividends	1,080,000
1992 Dividends	960,000
1993 Dividends	1,214,400
1994 Dividends	1,248,300
1995 Dividends	1,728,000
1996 Dividends	1,927,680
1997 Dividends	1,992,000
1998 Dividends	1,956,003
1999 Dividends	2,027,167
2000 Dividends	1,811,000
2001 Dividends	1,932,000
2002 Dividends	1,764,000
2003 Dividends	1,650,000
2004 Dividends	1,215,000
2005 Dividends	1,009,200
2006 Dividends	1,065,000
2007 Dividends	1,188,001
2008 Dividends	1,140,000
2009 Dividends	1,236,000
2010 Dividends	1,032,000
2011 Dividends	1,080,000
2012 Dividends	1,085,899
2013 Dividends	1,369,200
2014 Dividends	1,239,240
2015 Dividends	1,284,000
2016 Dividends	1,260,000
2017 Dividends	1,200,000
2018 Dividends 2019 Dividends	972,000 1,356,000
2020 Dividends	1,056,000
2021 Dividends	204,000
Total Distributions	$58,071,378
Per 120 Original Shareholders	$483,928

ITEM 2. CODE OF ETHICS.

Kavilco adopted a code of ethics on January 29, 1990. The code of ethics was amended on May 9, 2008 and is available on the registrant's website at: www.kavilco.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Kavilco Incorporated is subject to the Alaska Native Claims Settlement Act (Act). Pursuant to the Act, Kavilco’s stock and dividends may not be sold, pledged, subjected to a lien or judgment execution, assigned in present or future, or otherwise alienated, except pursuant to court decree of separation or child support. However, the stock can be gifted to a relative provided the recipient is a descendant of an Alaska Native.

The Chief Financial Officer has no control over the financial records of the corporation. The Corporate Secretary maintains the accounting records. Monthly, an independent accountant performs various reconciliations and adjusting journal entries on the corporate books and records.

Kavilco does not have an audit committee. The CFO reviews the entire audited financial statements and various CPA correspondence with the board of directors. Two board members have degrees in business. However, pursuant to SEC regulations their experience would not qualify them as financial experts. The only contentious financial issue that Kavilco has had to deal with since becoming an Investment Company involves the evaluation of our land holdings in Alaska. After a two-year battle with our previous auditors, PricewaterhouseCoopers, and pressure by the Security Exchange Commission, the board relented and increased the value of our land holdings. The CFO opposed this action because it served no practical purpose.

The primary purpose of a financial expert serving on the board of directors is to prevent the gross accounting inequities that were driven by greed and outright thievery at such firms as Qwest Communications, Enron and Tyco. There is no incentive on behalf of management to commit fraud since Kavilco’s stock cannot be publicly traded and we do not have compensation incentives. More importantly, the board of directors is not a rubber stamp for management. Many of the shareholders are related to the directors, which acts as an additional incentive to have a high degree of business probity.

Kavilco has never been involved in financial deceit. This superior track record can only be attributable to the excellent oversight of an active and knowledgeable board of directors. Accordingly, Kavilco does not have an audit committee or a financial expert as defined by the SEC.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the period covering the fiscal years ended December 31, 2020 and 2019, BDO performed the following professional services.

	2020	2019
Audit fees	$22.900	$19,000
Audit related fees	0	0
Tax fees	$5,000	$8,650

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Kavilco is a privately held registered investment company, and accordingly is not subject to the Securities Act of 1933.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors adopted the following resolution during the November 2003 board meeting.

Kavilco Incorporated Resolution 11-14-03b: Proxy Voting Policies

The Securities and Exchange Commission believes the recent corporate scandals have created renewed investor interest in corporate governance issues. In response, the SEC has new rules designed to increase transparency of proxy voting by mutual funds.

RESOLVED, on voting common stock, the Chief Financial Officer is hereby directed to vote the management slate of directors and management’s recommendations on corporate proposals that appear on the proxy.

RESOLVED, where there is a material conflict of interest where the Chief Financial Officer has a business, personal, or family relationship with a public company, voting will be deferred until the next scheduled board of directors meeting at which time the issue will be discussed.

RESOLVED, pursuant to rule 30b1-4 under the Investment Company Act, Kavilco will file form N-PX with the SEC detailing a complete voting record. This filing will be made for a 12-month period commencing on June 30, 2004. In addition, this information will be available on Kavilco’s web site as soon as reasonably practicable, after filing the report with the SEC, which means the same day, absent unforeseen circumstances.

Date: November 14, 2003

/s/ Louis A. Thompson
Louis A. Thompson, President

/s/ John Campbell
John Campbell, Secretary

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This disclosure requirement is not applicable to registrant .

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the fourth fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

This item is not applicable to Kavilco Incorporated as we do not lend securities.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
13 (a) (1)	Certification of President

13 (a) (2)	Certification of Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By:	/s/ Louis L. Jones, Sr.
Louis L. Jones, Sr.
President

Date: August 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Burns
Scott Burns
Chief Financial Officer

Date: August 27, 2021